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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 18, 2001



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



        Delaware                     1-10777                 13-3621676
(State of incorporation)     (Commission file number)     (I.R.S. employer
                                                          identification no.)

One State Street Plaza                                    10004
New York, New York                                        (Zip code)
(Address of principal executive offices)



                                 (212) 668-0340
              (Registrant's telephone number, including area code)



                               Page 1 of 16 Pages

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                          Index to Exhibits on Page 4
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Item 5.    Other Events


   On July 18, 2001, Ambac Financial Group, Inc. (the "Registrant") issued a press release containing unaudited interim financial information and accompanying discussion for the 2001 second quarter and six month earnings.
Exhibit 99.03 is a copy of such press release and is incorporated by reference.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

          (c)  Exhibits.

               Exhibit Number                      Item
               --------------                      ----

                   99.03 Unaudited interim financial statements and accompanying discussion for the three and six months ended June 30, 2001 contained in the press release issued by the Registrant on July 18, 2001.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated: July 23, 2001                   By: /s/ Frank J. Bivona
                                           ---------------------------
                                           Frank J. Bivona
                                           Vice Chairman and
                                           Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
Number         Description of Exhibit
------         ----------------------


 99.03 Unaudited interim financial statements and accompanying discussion for the three and six months ended June 30, 2001 contained in the press release issued by the Registrant on July 18, 2001.